Exhibit 99.3

Helio Welcomes the New Age Space Race as Global Powers Converge on Orbital Energy

Berkeley, California — February 12, 2026 — Helio Corporation (OTC: HLEO) (“Helio” or the “Company”) today commented on the accelerating global momentum behind Space-Based Solar Power (“SBSP”), citing recent activity across China, Japan, the United Kingdom, and the U.S. commercial launch sector as evidence that Space-Based Solar Power is rapidly emerging as a strategic and commercially viable frontier.

Recent international developments underscore a broad, cross-sector convergence around SBSP as a solution to rising energy demands driven by data centers, artificial intelligence, and next-generation industrial systems. In January, a conference in Beijing highlighted the role of space-based solar as launch costs decline and energy-intensive infrastructure increasingly shifts off-planet, signaling growing institutional and governmental alignment around orbital power generation. (https://news.cgtn.com/news/2026-02-09/Space-based-computing-moves-into-focus-as-costs-begin-to-fall-1KD8hxT2tOM/p.html)

China has reiterated its long-term plans to develop space based solar power infrastructure, targeting the launch of its first Space Solar Power Station including a wireless power transmission test satellite as early as 2028. The initiative is intended to validate key technologies and lay the groundwork for scalable orbital energy systems. These efforts reflect a coordinated, state-supported approach to space-based energy development and underscore SBSP’s growing strategic importance at the highest levels of national policy. (https://news.cgtn.com/news/2022-06-22/China-aims-to-construct-first-Space-Solar-Power-Station-in-2028-1b49ktMx5W8/index.html)

In parallel, Japanese researchers and commercial partners have advanced proposals for a lunar solar power ring, designed to collect continuous solar energy and transmit it wirelessly through microwaves. The concept reflects a shared technical conclusion with Helio and increasingly echoed worldwide: the most abundant and reliable renewable energy source is the Sun, Earth’s native fusion reactor, captured in space and delivered where it is needed. (https://dailygalaxy.com/2026/02/japan-plans-create-solar-ring-around-moon/)

Europe is also moving beyond theory. The United Kingdom’s National Grid has launched a project to explore wireless power transmission associated with SBSP as a potential future grid scale energy source. The initiative reflects growing industry confidence in both the technical feasibility, economic viability of orbital energy, and the health and safety considerations tied to the well-studied and regulated use of microwave for wireless power transmission. The project further acknowledges that declining launch costs and scale efficiencies could allow SBSP to compete not only with terrestrial renewables, but ultimately with wholesale fossil fuel pricing, an economic framework long aligned with Helio’s commercial strategy. (https://www.theengineer.co.uk/content/news/national-grid-and-space-solar-team-up-for-wireless-power)

U.S. commercial launch capability is further accelerating this transition. SpaceX Chief Executive Officer Elon Musk recently emphasized that space infrastructure timelines are compressing dramatically, with large-scale systems now achievable in months rather than years. Musk has also pointed to rapid progress toward deploying the largest space vehicle ever built, saying SpaceX is planning to land its first uncrewed Starship on Mars as soon as late 2026, reinforcing expectations that commercial launch capacity, and cost reduction, will arrive sooner than previously forecast. Helio’s SBSP economics are predicated on precisely these advances, including next-generation heavy-lift vehicles such as Starship. (https://nypost.com/2026/02/09/business/elon-musk-reveals-spacex-to-focus-on-self-growing-city-on-the-moon-instead-of-mars/)

Independent research indicates that the space based solar power sector is supported by detailed market analysis that highlights clear commercial drivers and competitive dynamics. According to a recent Stratview Research report, the SBSP landscape spans end use applications across government, defense, and commercial markets. The report also notes that North America remains the dominant and fastest-growing regional market, propelled by robust space industry infrastructure and concentrated investment in renewable energy technologies, while microwave power transmission is identified as the leading beam technology due to its broad applicability in enabling efficient wireless energy transfer. This market momentum reflects rising demand for continuous, reliable energy that addresses the limitations of terrestrial renewable systems and underscores growing commercial and strategic interest across multiple sectors. (https://www.openpr.com/news/4378044/space-based-solar-power-market-to-reach-usd-5-72-billion-by-2032)

Collectively, these developments mark the emergence of a new global space race, not defined by flags and footprints, but by who can establish the standard for reliable, scalable space-based energy and infrastructure. Governments, academic institutions, utilities, and commercial operators across multiple continents are now converging on the same conclusion: SBSP represents both a strategic necessity and a commercial opportunity.

Helio believes it is uniquely positioned within this competitive landscape. Unlike speculative entrants, the Company brings a history of excellence in space-qualified hardware, systems engineering, and mission-ready infrastructure already operating in space. As international actors validate the market and technical feasibility of SBSP, Helio views the moment as confirmation of a long-term thesis built on commercial execution rather than government dependency.

“Across China, Japan, Europe, and the U.S., we’re seeing independent validation of the same fundamental truth—space-based solar power works, and the economics are coming into alignment,” said Ed Cabrera, Chairman and Chief Executive Officer of Helio Corporation. “This is a new age space race, and it’s being led by commercial capability. American innovation, driven by private industry rather than government reliance, is setting the pace. We’re not just ahead of the curve as SBSP moves from concept to infrastructure, we are also providing the picks and shovels of this new age as we continue to manufacture precision engineered space-qualified hardware and plan to scale operations to meet this growing demand.”

Helio views the accelerating global focus on orbital energy as both market validation and a signal that leadership in space-based infrastructure will define the next phase of the space economy.

For More Information:

Ed Cabrera

Chairman of the Board and Chief Executive Officer

(956) 225-9639

emcabrera@helio.space

About Helio Corporation

Helio is pioneering a new class of energy infrastructure—space-based power systems aka “Power plants in space” that captures solar energy beyond Earth’s atmosphere and beams it safely and efficiently to the surface. Our vision is to establish orbital energy platforms as a foundational layer of the global power grid, delivering uninterrupted, carbon-free electricity at scale and reshaping how nations power cities, industries, and critical systems. Founded in 2018 as the ‘problem solvers to the space industry,’ Helio designs and delivers world-class space mechanisms, advanced antenna systems, and space design solutions; supporting NASA, private companies, universities, and global space agencies across missions ranging from small-scale programs to flagship space initiatives. We are proud to be a trusted partner to over a dozen space agencies, organizations, and companies across the globe. Our products can be found operating from the Sun to Jupiter. From NASA and European Space Agency to emerging private aerospace firms and academic institutions, we collaborate with some of the most innovative and forward-thinking players in the space industry.

For more information on the new strategic direction, financing initiatives and management additions, please visit www.helio.space to be added to our email list.

Note Regarding Forward Looking Statements:

Some of the matters discussed herein may contain forward-looking statements that involve significant risk and uncertainties. Forward-looking statements can be identified by the use of words like “believes,” “could,” “possibly,” “probably,” “anticipates,” “estimates,” “projects,” “expects,” “may,” “will,” “should,” “seek,” “intend,” “plan,” “expect,” or “consider” or the negative of these expressions or other variations, or by discussions of strategy that involve risks and uncertainties. All forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual transactions, results, performance or achievements to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements, including our ability to obtain financing on acceptable terms or at all, and other risk factors included in the reports we file with the Securities and Exchange Commission (the “Commission”). We base these forward-looking statements on current expectations and projections about future events and the information currently available to us. Although we believe that the assumptions for these forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Consequently, no representation or warranty can be given that the estimates, opinions, or assumptions made in or referenced by this press release, including, but not limited to, our ability to obtain financing, will prove to be accurate. We caution you that the forward-looking statements in this press release are only estimates and predictions, or statements or current intent. Actual results or outcomes, or actions that we ultimately undertake, could differ materially from those anticipated in the forward-looking statements due to risks, uncertainties or actual events differing from the assumptions underlying these statements. We caution investors not to rely on the forward-looking statements contained in or made in connection with this press release and encourage investors to review the reports we file with the Commission. The Company undertakes no duty or obligation to update any forward-looking statements contained in this press release as a result of new information, future events or changes in the Company’s business plans or model.